ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated January 19, 2017 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST International Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Elias Cohen, CFA, has joined Benjamin Segal, CFA as an associate portfolio manager for the Portfolio.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows:

I.	The following information is hereby added to the table in the section of the Summary Prospectus entitled “Management of the Portfolio”:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Investment Advisers LLC	Elias Cohen, CFA	Senior Vice President and Associate Portfolio Manager	January 2017
AST Investment Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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